www.gmxresources.com

‘GMXR’

An Emerging Natural Gas Producer

NASDAQ NM

The date of these presentation materials is November 8, 2004

GMX RESOURCES INC.

Independent Exploration and Production Company headquartered Oklahoma City, Oklahoma; producer Natural Gas. Core Area 18,847 gross/10,120 net acres Sabine Uplift of East Texas & N. Louisiana.

Management maintains 35% equity stake

CFO – Ken Kenworthy, Sr.

CEO – Ken Kenworthy, Jr.

Common Stock Outstanding – 8,053,540 shares

52-week price range—$1.30 – $8.30

GMX RESOURCES INC. ‘GMXR’ NASDAQ National Market System

Market Data as of 11/12/04, gross acreage estimated

Company Strengths

Long-Lived Natural Gas Reserves

53 BCFE 85% Nat. Gas*

Significant Prospect Inventory

46 Cotton Valley PUDS**

123 Probable Locations **

Joint venture with PVOG

Experienced Management

12/31/03 Proved Reserves Sproule & Assoc; ** 12/31/04e Company internal projections assuming 160 acre spacing. See ‘Risk Factors’ in annual report on form 10-K for year ended 12/31/03.

2005 Goals

Focus on Natural Gas Production, Core Area East Texas

62 gross/42.7 Net producing wells * 19% Increase **

Grow Reserves on a cost effective basis

Maintain low F&D cost of $1.00—$1.50

Build Shareholder Value

Shareholder Value Growth 350% in last year

As of November 1, 2004; ** In net wells gained this year.

2004 Highlights 2005 Plans

2004 projected 2005 planned

New Drilling 18 CVS/4.9 Net 27CVS/16 Net Re-completions 8 wells/8 Net 6 wells/6 Net CAPEX $11,000,000 $33,000,000 Producing Wells 67 gross/44.9 Net 94 gross/60.9 Net

As of November 1, 2004. Schedule dependant upon rig availability, capital resources availability, successful development, commodity prices & drilling costs. See ‘Risk Factors’ in annual report on form 10-K for the year ended 12/31/03.

Cotton Valley Prospect Inventory Reserve Impact

GMXR Proved Reserves

Proved Categories

* 12/31/03 BCFE

12/31/04 e BCFE

INC (DEC)

yr to yr

PDP 11.6 17.0 47%

PDNP 10.1 6.0 (41%)

PUD 31.3 39.0 26%

TOTAL 53.0 62.0 17%

* 12/31/03 Proved Reserves Sproule & Assoc; 12/31/04e Company internal projections. We have not disclosed estimates of probable or possible reserves which likely exist because of SEC rules which prohibit such disclosures.

Share Price

November 5, 2003 –November 5, 2004

*Nasdaq as of 11/05/04

Closed PVOG JV

1st Production News

1st Analyst Coverage

$6.85/sh PIPE

One Year Stock Price

$0

$1

$2

$3

$4

$5

$6

$7

$8

$9

11/5/03

12/5/03

1/5/04

2/5/04

3/5/04

4/5/04

5/5/04

6/5/04

7/5/04

8/5/04

9/5/04

10/5/04

11/5/04

Summary Operating Data

3rd Q

Three Months

Sep 30, 2004

Production

Oil Production (MBbls)

8

7

Natural Gas Production (MMCF)

164

240

276

Equivalent Production (MMCFe)

212

282

317

Last Month of Quarter Daily (MCFe)

2,222

3,051

3,739

Average Sales Price

Oil Price (per bbl)

$34.42

$36.80

39.81

Natural Gas Price (per MCF)

$5.59

$6.03

5.61

Average Sales Price (per MCFe)

$5.62

$6.04

5.74

Total Revenues ($000)

$1,194

$1,724

1.828

Operating & Overhead Costs (per MCFe)

Lease Operating Expenses

$1.26

$0.78

0.76

Production and Severance Taxes

$0.37

$0.41

0.39

General and Administrative

$2.18

$1.84

1.53

Total

$3.81

$3.03

2.68

Cash Operating Margin

$1.81

$3.01

3.06

1st Q

2nd Q

Balance Sheet and Leverage Analysis

Dec. 31, 2003

Sep. 30, 2004

Balance Sheet (in thousands)

$

%

Cash

$640

$1,512

$872

136%

Current Assets

1,620

2,890

1,270

78%

Total Assets

31,500

34,375

2,875

9%

Current Liabilities

2,570

1,361

($1,209)

-47%

Long-Term Debt

5,630

890

(4,740)

-84%

Total Debt

6,690

890

(5,800)

-87%

Shareholders Equity

22,620

31,480

8,860

39%

Leverage Analysis

Working Capital (in thousands)

($960)

* $1,529

$2,489

Current Assets to Current Liability Ratio

0.63

2.10

2.73

Debt to Equity

30%

2.8%

-27%

Debt to Total Capitalization

23%

2.7%

-20%

* Currently GMX has $9 million line of credit available for funding

Increase - (Decrease)

25 gross/ 11.7 Net Travis Peak/Pettit* PUDs

46 gross/ 25.1 Net CVS** PUDs (160 Acre Density)

123 gross/ 89.7 Net CVS** Probables (80 Acre Density)

215 gross/ 135.2 Net CVS** Possible (40 Acre Density)

409 gross/261.7 Net Total Prospects

Assumes Company participates in all wells at maximum percentage under PVOG Participation Agreement. 80 acre well count excludes 160 acre well count, 40 acre well count excludes 80 acre and 160 acre well count.

Prospects, PUD, Poss. & Prob. Company est. as of Oct. 31, 2004; * Depth < 7,000’ **8,500-10,000’ depth.

Significant Prospect Inventory

Cotton Valley Producers, Operators & GMX AMI's


Woodlawn
135 BCFE
Gladewater / Glenwood /
White Oak/ Willow Springs
663 BCFE
Waskom
270 BCFE
Blocker / Tatum
310 BCFE
Bethany /
Elysian
403 BCFE
Oak Hill
1,384 BCFE
Carthage / Beckville / Briggs
3,442 BCFE

●	Cotton Valley Well
CV Depths 8,500' – 12,000'	

Anadarko	Comstock	Exxon-Mobil	Texaco / Chevron
Apache	Devon / Pennzoil	Ocean / Devon	Vintage
BP America / Amoco	El Paso / Sonat	Samson	Wagner & Brown / ONEOK
Chevron / Texaco	EOG	Southwestern Energy	XTO

11

Phase I

CVS PUD / PROB

CVS Well

Probable

PUD

Phase II

CVS PUD / PROB

CVS Well

Probable

PUD

Phase III

CVS PUD / PROB

CVS Well

Probable

PUD

GMX / PVOG Joint Venture 2004 Activity/2005 Plans

Phase I

17 CVS/13-25 CVS

GMX Interest—30%

PUDs 21 gross / 6.3 net

Prob 23 gross / 6.9 net

Poss 69 gross /20.7 net

Phase II

0 CVS/ 2+ CVS

GMX 20% CWI 1st 2 CVS

GMX Interest—50%

PUDs 12 gross / 5.7 net

Prob 40 gross /19.7 net

Poss 63 gross /31.5 net

Phase III

8-10 CVS/Re-Comp./2-16CVS

GMX Interest 100%

PUDs 13 gross /13 net

Prob 60 gross / 60 net

Poss 83 gross / 83 net

Schedule dependant upon rig availability, capital resources availability, successful development, commodity prices & drilling costs. See ‘Risk Factors’ in annual report form 10-K for year ended 12/31/03.

Long-Lived, Natural Gas Reserves

46 PUDs -thru 2005* 1-3 rigs

123 Probables -thru 2008* 2-4 rigs

215 Possibles -thru 2011* 2-6 rigs

Typical CVS Profile

Life per well: 15 -50 years

Initial Rate 2 mmcfgpd

1st 30 days 32 mmcfg

1st 365 days 205 mmcfg

Schedule dependant upon rig availability, capital resources availability, successful development, commodity prices & drilling costs. See ‘Risk Factors’ in annual report on form 10-K for the year ended 12/31/03.

100% Success Rate to date

1.15 BCFE*

$1.5MM Completed Well Costs*

Spud to Sales 57 days avg. to date

2.5 Years Well Payout*

CVS Economics

As of November 2004. Commodity prices & drilling costs. See ‘Risk Factors’ in annual report on form 10-K 12/31/03

Apr 04

May 04

Jun 04

Jul 04

Aug 04

Sep 04

Oct 04

Monthly Net Production

Initial Production

MCFE

MCFE

0

500

1,000

1,500

2,000

2,500

3,000

3,500

4,000

4,500

5,000

50,000

45,000

40,000

35,000

30,000

25,000

20,000

15,000

10,000

5,000

0

CV # 1

CV # 2

CV # 3

CV # 4

CV # 5

CV # 6

CV # 7

CV # 8

CV # 9

CV # 10

CV # 11

CV # 12

Recent Price: 1. $7.00 52-Week Price Range: 1. $1.30 - $8.30 Market Capitalization: 1. $56,000,000 Shares Outstanding: 1. 8,053,540 Management Ownership: 1. 35% Working Capital:1. $10,500,000

L-T Debt / Total Capitalization:* 2.7%

Proved Reserves 12/31/03: 53 BCFE Proved Developed Producing: 12 BCFE Proved Developed Non-Producing: 10 BCFE Proved Undeveloped: 31 BCFE Natural Gas Production: 85% e 2004 CAPEX: $11,000,000 e 2005 CAPEX: $20,000,000 - $35,000,000 LOE & Tax/mcfe:* $1.15 F&D Cost/mcf:* $1.28

*3rd Quarter 2004. 1. As of November 2004. e 2005 CAPEX dependant upon rig availability, capital resources availability, successful development, commodity prices & drilling costs. See ‘Risk Factors’ in annual report on form 10-K for the year ended 12/31/03.

GMX RESOURCES INC. ‘GMXR’

GMXR

Name Position	Age	GMX Stock	Background
Ken Kenworthy, Jr. *Pres., CEO, Chairman*	48	11.5%	Co-Founder, Geoscientist, Founder OEXCO, Inc. 30 years E & P
Ken Kenworthy, Sr. *CFO, EVP, Director*	69	12%	Co-Founder, former CFO CMI / TEREX NYSE 24 years E & P
Keith Leffel *VP Endeavor Pipeline*	55	options	Formerly Independent, Delhi Pipeline 31 years Gas Marketing
Richard Hart, Jr. *Operations Mgr. P.E.*	47	options	GMX Mar. 2003, Focus energy, Independent 26 yrs drilling, completion & production
Kyle Kenworthy *VP, Land*	43	options	24 years Land Management E & P
Don Duke *Consultant Bus. Dev. P.E.*	55	options	Management, Hadson, Sante Fe Minerals & Andover. 31 yrs. management E & P.

Ken Kenworthy, Jr. and wife own 23% of common stock when combined.

20

Glossary of Terms

bbl

barrel of oil

MMCF

One million cubic feet of gas

BCFE

Billion Cubic Feet Gas Equivalent

MMCFe

CAPEX

Capital Expenditures

CCV

PVOG Completed Cotton Valley

mmcfg

Million cubic feet gas

CVS

Cotton Valley Sand Well

mmcfgpd

Million cubic feet gas per day

CWI

Carried Working Interest

PE

Petroleum Engineer

E & P

Exploration and Production

PIPE

Private Investment Public Equity

F & D

Finding and Development

Poss

Possible Un-developed Wells

JV

Joint Venture

Prob

Probable Un-developed Wells

MBbls

One thousand barrels of oil

PUD

Proved Un-Developed Wells

MCF

One thousand cubic feet of gas

PVA

Penn Virginia Corporation

MCFe

PVOG

Penn Virginia Oil and Gas

Sub. Note

Subordinated Debt

One million cubic feet of gas

equivalent (oil & gas combined to gas

equivalent)

One thousand cubic feet of gas

equivalent (oil & gas combined to gas

equivalent)

Certain Reserve Information

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. These risks and other risk factors are described in the Company’s Annual Report on Form 10-K for the year ended 12/31/03 and subsequent filings with the Securities and Exchange Commission.

Drilling Schedule Statement

The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.

The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.